SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

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[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

F5 Networks, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 29, 2004

TO SHAREHOLDERS OF F5 NETWORKS, INC.:

      The Annual Meeting of shareholders of F5 Networks, Inc. (the “Company”) for fiscal year end 2003 will be held on April 29, 2004 at 10:00 am Pacific Standard Time at F5 Networks, Inc., 401 Elliott Avenue West, Seattle, Washington 98119 for the following purposes, as more fully described in the accompanying Proxy Statement:

1. To elect two Class II directors to hold office until the Annual Meeting of Shareholders for fiscal year end 2006 and until their successors are elected and qualified;

2. To elect one Class III director to hold office until the Annual Meeting of Shareholders for fiscal year end 2004 and until his successor is elected and qualified;

3. To consider and vote upon a proposal to amend the F5 Networks, Inc. Amended and Restated 1998 Equity Incentive Plan to increase the number of shares of common stock issuable under the Plan by an additional 2,000,000 shares;

4. To consider and vote upon a proposal to amend the F5 Networks, Inc. 1999 Employee Stock Purchase Plan to increase the number of shares of common stock issuable under the Plan by an additional 1,000,000 shares; and

5. To transact such other business as may properly come before the meeting or any adjournments thereof.

      Only shareholders of record at the close of business on February 20, 2004 are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors,

JOANN REITER
Secretary

Seattle, Washington

March 18, 2004

YOUR VOTE IS IMPORTANT!

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, over the Internet, or by signing, dating, and returning the accompanying proxy card in the enclosed, prepaid, return envelope. If you decide to attend the annual meeting, you will be able to vote in person, even if you have previously submitted your proxy.

The F5 Networks, Inc. annual report is available online at www.f5.com

Please do not return the enclosed paper ballot if you are
voting over the Internet or by telephone.

VOTE BY INTERNET	VOTE BY TELEPHONE
http://www.proxyvote.com	1-800-690-6903 via touch tone
24 hours a day/7 days a week	24 hours a day/7 days a week
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on April 28, 2004. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.	Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on April 28, 2004. Have your proxy card in hand when you call and then follow the instructions.

      Your cooperation is appreciated, since a majority of the shares of common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

F5 NETWORKS, INC.

401 Elliott Avenue West
Seattle, WA 98119

PROXY STATEMENT

FISCAL YEAR END 2003 ANNUAL MEETING OF SHAREHOLDERS

        F5 Networks, Inc. (the “Company”) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on April 29, 2004, at 10:00 am, Pacific Standard Time at F5 Networks, Inc., 401 Elliott Avenue West, Seattle, Washington 98119, and at any adjournments thereof (the “Annual Meeting”). These materials are being mailed to shareholders on or about March 18, 2004.

      Only holders of the Company’s common stock, no par value (the “Common Stock”), as of the close of business on February 20, 2004 (the “Record Date”) are entitled to vote at the meeting. As of the Record Date, there were 34,083,288 shares of Common Stock outstanding.

      A majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Shareholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of shareholders present at the meeting for purposes of determining whether a quorum is present.

      Each shareholder of record is entitled to one vote at the Annual Meeting for each share of Common Stock they hold on the Record Date. Shareholders may vote their shares by using the enclosed proxy card, over the Internet or by phone. If a proxy is received that does not specify a vote or an abstention, the shares represented by that proxy will be voted FOR the nominees to the Board of Directors listed in this Proxy Statement, FOR approval of the increase in authorized shares under the Company’s Amended and Restated 1998 Equity Incentive Plan and FOR approval of the increase in authorized shares under the Company’s 1999 Employee Stock Purchase Plan. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card and proxies submitted by telephone or over the Internet give discretionary authority to the person named as proxy to vote the shares represented by the proxy in her discretion.

      Under Washington law and the Company’s Second Amended and Restated Articles of Incorporation and Bylaws, if a quorum exists at the meeting, the nominees for director who receive the greatest number of votes cast will be elected to the Board of Directors. Under the terms of the Company’s 1998 Equity Incentive Plan, the Company’s 1999 Employee Stock Purchase Plan and the rules of the Nasdaq Stock Market, if a quorum exists at the meeting, the affirmative vote of a majority of the shares voting on each respective proposal will be required to approve the amendment to the Company’s Amended and Restated 1998 Equity Incentive Plan and the Company’s 1999 Employee Stock Purchase Plan. Abstentions and broker non-votes will have no impact on the election of members of the Board of Directors since they have not been cast in favor of or against any nominee, nor will they have any impact on the approval of the amendments to the Company’s 1998 Equity Incentive Plan and 1999 Employee Stock Purchase Plan.

      A shareholder may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another proxy bearing a later date to the Corporate Secretary of the Company at 401 Elliott Avenue West, Seattle, Washington 98119 before or at the Annual Meeting or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the shareholder actually votes in person at the meeting.

      The Board of Directors of the Company is soliciting the proxies accompanying this Proxy Statement. The Company will pay all of the costs of this proxy solicitation. In addition to mail solicitation, officers, directors, and employees of the Company may solicit proxies personally or by telephone, without receiving additional compensation. The Company has retained Advantage Proxy to assist in connection with the solicitation of proxies in connection with the Annual Meeting. The Company will pay Advantage Proxy customary fees, which are expected to be $5,000 plus expenses. The Company, if requested, will pay brokers, banks and other fiduciaries that hold shares of Common Stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to shareholders.

BOARD OF DIRECTORS

      The Board of Directors of the Company currently consists of seven directors divided into three classes, with two vacancies in class III. Currently, the Class I directors are Karl D. Guelich and Keith D. Grinstein; the Class II directors are Alan J. Higginson and John McAdam; and the Class III director is Rich Malone. Mr. Malone was appointed to fill a vacancy on the Board by the Directors in August 2003. At the annual meeting of shareholders for fiscal 2003 (referred to as the Annual Meeting), the shareholders will vote on the election of two Class II directors to serve for three-year terms until the annual meeting of shareholders for fiscal year end 2006 and until their successors are elected and qualified. Since Mr. Malone was appointed by the existing directors to fill a vacancy and not elected by shareholders, his term will expire at the Annual Meeting, even though he is a Class III director and the term for the Class III directors does not expire this year. Accordingly, at the Annual Meeting, the shareholders will vote on the election of one Class III director to serve for a one-year term until the annual meeting of shareholders for fiscal year end 2004 and until his successor is elected and qualified. At present, the Class I directors will hold office until the Company’s annual meeting for fiscal year end 2005 and the Class III directors will hold office until the Company’s annual meeting for fiscal year end 2004. All directors will hold office until the annual meeting of shareholders at which their terms expire and the election and qualification of their successors.

Nominees and Continuing Directors

      The following individuals have been nominated for election to the Board of Directors or will continue to serve on the Board of Directors after the Annual Meeting:

      John McAdam, age 53, has served as our President, Chief Executive Officer and a director since July 2000. Prior to joining us, Mr. McAdam served as General Manager of the Web server sales business at International Business Machines Corporation from September 1999 to July 2000. From January 1995 until August 1999, Mr. McAdam served as the President and Chief Operating Officer of Sequent Computer Systems, Inc., a manufacturer of high-end open systems, which was sold to International Business Machines Corporation in September 1999. Mr. McAdam holds a B.S. in Computer Science from the University of Glasgow, Scotland.

      Karl D. Guelich, age 61, has served as Chairman of the Board of Directors since January 2003 and as one of our directors since June 1999. Mr. Guelich has been in private practice as a certified public accountant since his retirement from Ernst & Young LLP in 1993, where he served as the Area Managing Partner for the Pacific Northwest offices headquartered in Seattle from October 1986 to November 1992. Mr. Guelich holds a B.S. in Accounting from Arizona State University.

      Alan J. Higginson, age 56, has served as one of our directors since May 1996. Mr. Higginson has been the President and Chief Executive Officer of Hubspan, Inc., an e-business infrastructure provider, since August 2001. From November 1995 to November 1998, Mr. Higginson served as President of Atrieva Corporation, a provider of advanced data backup and retrieval technology. Mr. Higginson holds a B.S. in Commerce and an M.B.A. from the University of Santa Clara.

      Keith D. Grinstein, age 43, has served as one of our directors since December 1999. He also serves as board chair for Coinstar, Inc., a coin counting machine company, and as lead outside director for Nextera, Inc. an economics-consulting firm. Mr. Grinstein is a partner of Second Avenue Partners, LLC, a venture capital fund. Mr. Grinstein’s past experience includes serving as President, Chief Executive Officer and Vice Chair of Nextel International Inc., and as President and Chief Executive Officer of the Aviation Communications

Division of AT&T Wireless Services Inc. Mr. Grinstein holds a B.A. from Yale University and a J.D. from Georgetown University.

      Rich Malone, age 55, was appointed as one of our directors in August 2003. Mr. Malone has been the Chief Information Officer of Edward Jones Investments Inc. since 1979, when he joined Edward Jones Investments as a General Principal. In 1985, he became a member of the management committee of Edward Jones Investments. Mr. Malone is currently a member of the BITS Advisory Group, the Xerox Executive Advisory Forum and serves on the Technology Advisory Committee at Arizona State University.

      There are no family relationships among any of the Company’s directors or executive officers.

Committees of the Board

      The Board has standing Audit, Compensation and Nominating and Governance Committees.

      The Board of Directors has adopted a charter governing the duties and responsibilities of the Audit Committee. As described more fully in the charter, the functions of the Audit Committee are to select, evaluate and, if necessary, replace the Company’s independent auditors to the Board of Directors, to review and approve the planned scope, proposed fee arrangements and results of the annual audit, approve any proposed non-audit services to be provided by the independent auditors, review the adequacy of accounting and financial controls, review the independence of the auditors, and oversee the Company’s financial reporting process on behalf of the Board of Directors. The members of the Audit Committee during fiscal 2003 were Messrs. Guelich, Higginson and Grinstein. From October 2003 to January 2004, the Audit Committee members were Glenn Edens, and Messrs. Guelich and Grinstein. Since January 2004, the composition of the Audit Committee has been Messrs. Guelich, Higginson and Grinstein. The Board of Directors has determined that Mr. Guelich is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. Each current member of the Audit Committee is, and each member of the Audit Committee during fiscal year end 2003 was, independent as defined by the Nasdaq listing standards (as independence is currently defined in Rules 4200(a)(15) and 4350(d) of the Nasdaq listing standards).

      The Compensation Committee’s function is to review and recommend the compensation for the executive officers and directors, including salaries, bonus levels and stock option grants. The members of the Compensation Committee during fiscal 2003 were Messrs. Guelich, Higginson and Grinstein. Since October 2003, the Compensation Committee has been composed of Messrs. Guelich, Higginson, and Malone. Each member of the Compensation Committee is independent as defined by the Nasdaq listing standards. Each current member of the Compensation Committee is, and each member of the Compensation Committee during fiscal 2003 was, independent as defined by the Nasdaq listing standards.

      The Nominating and Governance Committee’s function is to identify new board members, recommend board nominees, evaluate the board’s performance, and provide oversight of corporate governance and ethical conduct. During fiscal 2003, the Board had a Governance Committee, but did not have a standing Nominating Committee. The members of the Governance Committee during fiscal 2003 were Messrs. Grinstein, Higginson and Guelich. Beginning in October 2003, the Nominating and Governance Committee members were Messrs. Grinstein, Higginson, and Malone. Since January 2004, the Nominating and Governance Committee has been composed of Messrs. Grinstein, Guelich and Malone. Each current member of the Nominating and Governance Committee is, and each member of the Governance Committee during fiscal year end 2003 was, independent as defined by the Nasdaq listing standards.

Meetings of the Board and Committees

      The Company’s Board of Directors met or acted by unanimous written consent 21 times during fiscal 2003. The Audit Committee met 15 times and the Compensation Committee met or acted by unanimous written consent 3 times during fiscal 2003. The outside directors met 4 times during fiscal 2003, with no members of management present. Each member of the Board attended 75% or more of the Board meetings, and each member of the Board who served on the Audit, Compensation, or Governance Committees attended at least 75% of the committee meetings, except that Mr. Higginson attended two of the three Compensation Committee meetings held during fiscal year 2003.

Director Nomination

      Criteria for Nomination to the Board. The Nominating and Corporate Governance Committee (the “Nominating Committee”) considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, and that members of the Company’s audit committee meet the financial literacy requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, the ability to work effectively as part of a team, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

      Stockholders Proposals for Nominees. The Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Nominating Committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the name(s) and address(es) of the stockholder(s) making the nomination and the number of shares of the Common Stock which are owned beneficially and of record by such stockholder(s); and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Shareholder Proposals for the Annual Meeting for Fiscal Year end 2004” below.

      Process for Identifying and Evaluating Nominees. The process for identifying and evaluating nominees to fill vacancies on the Board is initiated by conducting an assessment of critical Company and Board needs, based on the present and future strategic objectives of the Company and the specific skills required for the Board as a whole and for each Board Committee. A third-party search firm may be used by the Nominating Committee to identify qualified candidates. These candidates are evaluated by the Nominating Committee by reviewing the candidates’ biographical information and qualification and checking the candidates’ references. Serious candidates meet with all members of the Board, and as many of the Company’s executive officers as practical. Using the input from such interviews and the information obtained by the Nominating Committee, the full Board determines whether to appoint a candidate to the Board.

      The Nominating Committee will evaluate the skills and experience of existing Board members against the critical needs matrix in making recommendations for nomination by the full Board of candidates for election by the shareholders. The Nominating Committee charter is available on the Company’s website, www.f5.com. Each current member of the Nominating Committee is independent.

      The Nominating Committee expects that a similar process will be used to evaluate nominees recommended by stockholders. However, to date, the Company has not received any stockholder’s proposal to nominate a director.

Compensation of Directors

      Directors of the Company are paid $35,000 annually for their services as members of the Board of Directors. Members of the Audit Committee, Compensation Committee and Nominating and Governance Committee are paid an additional $8,000, $2,000 and $1,000, respectively, annually. The Chairman receives an additional $12,000 paid annually. All Directors are reimbursed for certain expenses in connection with attending board and committee meetings.

      Beginning in fiscal year end 2001, all non-employee directors who also serve on a Board committee receive options to purchase 15,000 shares of Common Stock on the day of the Company’s annual meeting.

These options are fully vested and exercisable on the date of grant, and have an exercise price equal to the closing price of the Company stock on the date of grant. Messrs. Higginson, Guelich, and Grinstein were each granted options to purchase 15,000 shares of Common Stock under the Company’s Amended and Restated 1998 Equity Incentive Plan (the “1998 Plan”) in April 2001, May 2002 and February 2003 at exercise prices of $8.10, $11.12 and $12.79, respectively. Mr. Malone was granted options to purchase 15,000 shares of Common Stock under the 1998 Plan in August 2003 at an exercise price of $17.92.

Communications with Directors

      Shareholders who wish to communicate with our Directors to report complaints or concerns related to accounting, internal accounting controls or auditing may do so by contacting our Corporate Secretary at the Company’s main offices. These communications will be forwarded to the Board or individual Board members as appropriate. The Company does not have a policy with regard to Directors’ attendance at annual meetings. All the Directors attended the Company’s fiscal year end 2002 Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of February 20, 2004 by (a) each person known to the Company to own beneficially more than 5% of outstanding shares of Common Stock on February 20, 2004, (b) each director and nominee for director of the Company, (c) the Named Executive Officers and (d) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other reliable information.

	Number of
	Shares of
	Common Stock	Percent of
	Beneficially	Common Stock
Name and Address(1)	Owned(2)	Outstanding(2)

Franklin Resources, Inc.(3)	1,865,700	5.5%
One Franklin Parkway, Building 920
San Mateo, California 94403
Jeffrey S. Hussey(4)	2,152,394	6.3%
Massachusetts Financial Services Company(5)	1,851,210	5.4%
500 Boylston Street, 15th Floor
Boston, Massachusetts 02116
Steven Goldman(6)	1,860	*
John McAdam(7)	615,610	1.8%
Steven Coburn(8)	133,957	*
Jeff Pancottine(9)	187,787	*
Edward J. Eames(10)	234,649	*
Joann Reiter(11)	110,900	*
Karl D. Guelich(12)	27,500	*
Alan J. Higginson(13)	116,500	*
Keith D. Grinstein(14)	48,500	*
Rich Malone(15)	15,000	*
All directors and executive officers as a group (12 people)(16)	1,577,673	4.4%

*	less than 1%.

(1)	Unless otherwise indicated, the address of each of the named individuals is c/o F5 Networks, Inc., 401 Elliott Avenue West, Seattle, Washington 98119.

(2)	Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after February 20, 2004. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown.

(3)	The holding shown is as reported by Franklin Resources, Inc. in a Schedule 13G filed on February 13, 2004. Franklin Resources, Inc. has reported that Franklin Advisors, Inc. has sole voting and dispositive power over 1,476,800 shares and Fiduciary Trust Company International has sole voting and dispositive power of 388,900 shares. Franklin Advisors, Inc. and Fiduciary Trust Company International are direct or indirect investment advisory subsidiaries of Franklin Resources, Inc.

(4)	Does not include 350,000 shares held by Brian Dixon as trustee of the Hussey Family Trust fbo Mr. Hussey’s minor child. Mr. Hussey disclaims any beneficial ownership of the shares held by the trust. Includes 35,000 shares issuable upon exercise of options exercisable within 60 days of February 20, 2004. Mr. Hussey resigned from the Company’s Board of Directors on January 16, 2004.

(5)	The holding shown is as reported by Massachusetts Financial Services Company in a Schedule 13G filed on February 13, 2004. Massachusetts Financial Services Company has reported sole voting power over 1,806,550 shares and sole dispositive power over 1,851,210 shares.

(6)	Mr. Goldman resigned from the Company in August 2003.

(7)	Includes 559,999 shares issuable upon exercise of options exercisable within 60 days of February 20, 2004.

(8)	Includes 133,957 shares issuable upon exercise of options exercisable within 60 days of February 20, 2004.

(9)	Includes 187,124 shares issuable upon exercise of options exercisable within 60 days of February 20, 2004.

(10)	Includes 233,140 shares issuable upon exercise of options exercisable within 60 days of February 20, 2004.

(11)	Includes 101,041 shares issuable upon exercise of options exercisable within 60 days of February 20, 2004.

(12)	Includes 27,500 shares issuable upon exercise of options exercisable within 60 days of February 20, 2004.

(13)	Includes 116,500 shares issuable upon exercise of options exercisable within 60 days of February 20, 2004.

(14)	Includes 42,500 shares issuable upon exercise of options exercisable within 60 days of February 20, 2004.

(15)	Includes 15,000 shares issuable upon exercise of options exercisable within 60 days of February 20, 2004.

(16)	Includes 1,500,760 shares issuable upon exercise of options exercisable within 60 days of February 20, 2004.

Certain Relationships and Related Party Transactions

      The Company has entered into indemnification agreements with the Company’s directors and certain officers for the indemnification of and advancement of expenses to these persons to the fullest extent permitted by law. The Company also intends to enter into these agreements with the Company’s future directors and certain future officers.

      In October 2000, the Company extended a loan to an executive officer and his wife, in the principal amount of $350,000, in order to facilitate the purchase of a residence in the Seattle area. On March 15, 2002, payments due under the note were extended for a period of one year, as allowed per the terms of the note. This loan was evidenced by a promissory note, the principal of which was payable in three equal installments, together with accrued interest, on March 31, 2002, March 31, 2003, and March 31, 2004, or immediately upon the sale of the residence or termination of the officer’s employment. Interest accrued on the loan at the rate of 6% per annum. The balance of the loan totaled $240,354 at September 30, 2003. The residence was sold in October 2003 and the loan was repaid in full on October 20, 2003.

      The Company believes that the foregoing agreements are in the Company’s best interest and were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions between the Company and any of the Company’s officers, directors or principal shareholders will be approved in advance by our Audit Committee.

Equity Compensation Plan Information

      The following table provides information as of September 30, 2003 with respect to the shares of Common Stock that may be issued under the Company’s existing equity compensation plans.

	Column A	Column B	Column C

			Number of securities
			remaining available for
			future issuance under equity
	Number of securities		compensation plans (total
	to be issued upon	Weighted-average	securities authorized but
	exercise of	exercise price of	unissued under the plans,
Plan Category	outstanding options	outstanding options	less Column A)

Equity compensation plans approved by security holders(1)	4,665,019 (2)	$17.25 (2)	684,117 (2)
Equity compensation plans not approved by security holders(3)	3,154,142	$18.85	484,616 (4)

Total	7,819,191	$17.92	1,168,733

(1)	Consists of the Amended and Restated 1996 Stock Option Plan, 1998 Equity Incentive Plan, Non-Employee Director Stock Option Plan and the 1999 Employee Stock Purchase Plan.

(2)	Does not include a weighted average purchase price for 1999 Employee Stock Purchase Plan. The number of shares and the purchase price for shares available for purchase under the 1999 Employee Stock Purchase Plan in the purchase period in progress on September 30, 2003 could not be determined as of September 30, 2003.

(3)	Consists of the 2000 Employee Equity Incentive Plan, uRoam Acquisition Equity Incentive Plan and executive new hire grants.

(4)	Does not include 10,000 options from the uRoam Acquisition Equity Incentive Plan as they are not eligible for future issuance.

Description of Plans not Approved by Security Holders

      2000 Employee Equity Incentive Plan. In July 2000, the Board of Directors adopted the 2000 Employee Equity Incentive Plan, or the 2000 Plan, which provides for discretionary grants of non-qualified stock options, stock purchase awards and stock bonuses for employees and other service providers. A total of 3,500,000 shares of Common Stock have been reserved for issuance under the 2000 Plan. As of September 30, 2003 there were options to purchase 2,514,142 shares outstanding and 484,616 shares available for awards under the 2000 plan.

      All options under the 2000 Plan expire 10 years from the grant date and each option will have an exercise price of not less than the fair market value of the Company’s stock on the date the option is granted. The options granted under the 2000 Plan may be exercisable immediately or may vest and become exercisable in periodic installments. In the event of the termination of an optionee’s employment with the Company, vesting of options will stop and the optionee may exercise vested options for a specified period of time after the termination. Upon certain changes in control of the Company, 50% of all outstanding and unvested options or stock awards under the 2000 Plan will vest and become immediately exercisable, unless assumed or substituted by the acquiring entity.

      uRoam Plan. In July 2003, the Board of Directors adopted the uRoam Acquisition Equity Incentive Plan, or uRoam Plan, in connection with the hiring of the former employees of uRoam, Inc. The plan provides for discretionary grants of non-qualified and incentive stock options, stock purchase awards and stock bonuses. The Board of Directors approved 250,000 shares of Common Stock to be reserved for issuance under the uRoam Plan. As of September 30, 2003 there were options to purchase 240,000 shares outstanding and no shares were available for awards under the uRoam Plan.

      All options under the uRoam Plan expire 10 years from the grant date. Incentive stock options will have an exercise price of not less than the fair market value of the Company’s stock on the date the option is granted and non-qualified stock options will have an exercise price of not less than 85% of the fair market value of the Company’s stock on the date the option is granted. Under certain circumstances and subject to certain limitations, options granted under the uRoam Plan may also provide for an automatic additional option grant to an optionee upon exercise. The options granted under the uRoam Plan may be exercisable immediately or may vest and become exercisable in periodic installments. In the event of the termination of an optionee’s employment with the Company, vesting of options will stop and the optionee may exercise vested options for a specified period of time after the termination. Upon certain changes in control of the Company, 50% of all outstanding and unvested options or stock awards under the uRoam Plan will vest and become immediately exercisable, unless assumed or substituted by the acquiring entity.

      New Hire Grants. In October 2000, the Board of Directors adopted a non-qualified stock option plan, or the Pancottine Plan, in connection with the hiring of Jeff Pancottine, the Company’s Senior Vice President of Marketing and Business Development. The Pancottine Plan provides for a grant of 200,000 non-qualified stock options for Mr. Pancottine. As of September 30, 2003, no remaining shares are available for grant under this plan. In May 2001, the Board of Directors adopted a non-qualified stock option plan, or the Coburn Plan, in connection with the hiring of Steve Coburn, the Company’s Vice President of Finance and Chief Financial Officer. The Coburn Plan provides for a grant of 200,000 non-qualified stock options for Mr. Coburn. As of September 30, 2003, no remaining shares are available for grant under this plan.

      All options under these plans expire 10 years from the grant date and each plan specifies the exercise price of options granted under the plan. The options granted under the plans vest and become exercisable in periodic installments over a period of up to 4 years from the grant date. In the event of the termination of an optionee’s employment with the Company, vesting of options will stop and the optionee may exercise vested options for a specified period of time after the termination. Upon certain changes in control of the Company, 100% of all outstanding and unvested options under the Coburn Plan, and 50% or all outstanding and unvested options under the Pancottine Plan, will vest and become immediately exercisable.

Section 16(a) Beneficial Ownership Reporting Compliance

      Under SEC rules, the Company’s directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes during fiscal 2003, such SEC filing requirements were satisfied with the following exceptions: John McAdam, Steve Coburn, Jeff Pancottine, Julian Eames, Joann Reiter, Steve Goldman, Karl Guelich, Keith Grinstein and Alan Higginson each filed one late Form 4 disclosing option grants. In addition, Steve Goldman and Alan Higginson filed one late Form 4 disclosing sales transactions.

EXECUTIVE COMPENSATION

      The following tables and descriptive materials set forth information concerning compensation earned for services rendered to the Company by (a) the Chief Executive Officer of the Company, the CEO, and (b) the Company’s four other most highly compensated executive officers who were serving as executive officers of the Company at the end of fiscal year 2003, and (c) one executive officer of the Company who resigned during fiscal year 2003. We refer to these executive officers and former executive officer collectively, together with the CEO, as the Named Executive Officers.

					Long Term
		Annual Compensation			Compensation

				Other Annual	Securities	All Other
			Bonus(1)	Compensation	Underlying	Compensation(2)
Name and Principal Position	Year	Salary($)	($)	($)	Options(#)	($)

John McAdam	2003	$445,200	$386,911	$—	160,000	$789
President, Chief	2002	$424,000	$320,473	$—	200,000	$789
Executive Officer	2001	$400,000	$196,693	$1,102,629 (3)	745,000	$151,860
Steve Coburn	2003	$265,000	$181,093	$—	55,000	$3,189
Senior VP and Chief	2002	$229,455	$162,525	$—	70,000	$189
Financial Officer	2001	$77,596	$50,000	$—	200,000	$79
Steven Goldman(4)	2003	$301,791	$137,892	$—	55,000	$3,698
Senior VP of Sales	2002	$222,600	$243,215	$—	70,000	$3,789
and Services	2001	$211,154	$185,002	$—	107,500	$3,547
Jeff Pancottine	2003	$292,300	$202,525	$—	55,000	$3,789
Senior VP of Marketing	2002	$212,000	$235,014	$—	70,000	$3,789
and Business Development	2001	$188,718	$249,240 (5)	$—	300,000	$3,526
Edward Eames	2003	$222,600	$154,426	$—	55,000	$3,789
Senior VP of Business	2002	$212,000	$128,189	$—	70,000	$6,695
Operations and VP of	2001	$191,250	$98,677	$—	205,000	$526
Global Services
Joann Reiter	2003	$169,441	$41,695	$—	55,000	$3,789
VP and General Counsel	2002	$171,720	$34,611	$—	50,000	$3,789
	2001	$154,000	$11,425	$—	40,000	$3,547

(1)	Includes bonus amounts earned during the fiscal year.

(2)	The amounts in this column for fiscal year 2003 include a $3,000 contribution by us to the 401(k) account of each of Messrs. Coburn, Goldman, Pancottine, Eames and Ms. Reiter and a premium payment toward a term life insurance policy of $189 for each of Messrs. McAdam, Coburn, Pancottine, Eames and Ms. Reiter, and of $173 for Mr. Goldman. A stipend of $600 for Internet service provider fees is also included for Messrs. McAdam, Pancottine, Eames and Ms. Reiter, and $525 for Mr. Goldman. The amounts in this column for fiscal year 2002 include a $3,000 contribution by us to the 401(k) account of each of Messrs. Goldman, Pancottine, Eames and Ms. Reiter and a premium payment toward a term life insurance policy of $189 for each of the named executive officers. A stipend of $600 for Internet service provider fees is also included for Messrs. McAdam, Goldman, Pancottine, Eames and Ms. Reiter. In addition, the amount shown for Mr. Eames includes a reimbursement of $2,906 for moving expenses. The amounts in this column for fiscal year 2001 include a $3,000 contribution by us to the 401(k) account of each of Messrs. Goldman, Pancottine, and Ms. Reiter and a premium payment toward a term life insurance policy of $247 for Messrs. McAdam, Goldman and Ms. Reiter, of $226 for Mr. Eames and Mr. Pancottine and of $79 for Mr. Coburn. A stipend of $300 for Internet service provider fees is also included for Messrs. McAdam, Goldman, Pancottine, Eames and Ms. Reiter. In addition, the amount listed for Mr. McAdam includes a reimbursement of $151,313 for moving expenses.

(3)	Includes a reimbursement of $1,102,629 for taxes related to the exercise of a non-qualified stock option.

(4)	Mr. Goldman resigned from the Company in August 2003.

(5)	Includes a $50,000 signing bonus.

Options Grants in Last Fiscal Year

      The following table sets forth information concerning the awards of options to purchase shares of Common Stock made to the Named Executive Officers during fiscal year 2003:

		Individual Grants
					Potential Realizable Value at
	Number of	Percent of			Assumed Annual Rates of
	Securities	Total Options	Exercise		Stock Price Appreciation for
	Underlying	Granted to	or Base		Option Term(2)
	Options	Employees in	Price	Expiration
Name	Granted(#)	Fiscal Year(1)	($/Sh)	Date	5%($)	10%($)

John McAdam	160,000(3)	7.3%	$14.64	5/8/2013	$1,473,600	$3,732,800
Steven Coburn	55,000(3)	2.5%	$14.64	5/8/2013	$506,550	$1,283,150
Jeff Pancottine	55,000(3)	2.5%	$14.64	5/8/2013	$506,550	$1,283,150
Edward Eames	55,000(3)	2.5%	$14.64	5/8/2013	$506,550	$1,283,150
Joann Reiter	55,000(3)	2.5%	$14.64	5/8/2013	$506,550	$1,283,150
Steven Goldman(4)	55,000(3)	2.5%	$14.64	5/8/2013	$506,550	$1,283,150

(1)	A total of 2,195,300 stock options were granted in fiscal year 2003 by the Company to approximately 500 employees, including options granted to executive officers.

(2)	Potential gains are net of exercise price but before taxes associated with exercise. These assumed rates of appreciation are provided in order to comply with requirements of the SEC, and do not represent the Company’s expectation as to the actual rate of appreciation of shares of Common Stock. The actual value of the options will depend on the performance of shares of Common Stock, and may be greater or less than the amounts shown.

(3)	Options vest in equal monthly increments over the two years following the date of grant.

(4)	Mr. Goldman resigned from the Company in August 2003.

Aggregate Exercise of Stock Options in Fiscal Year 2003 and Fiscal Year-End Option Values

      The following table sets forth information concerning the exercise of stock options during fiscal year 2003 by each of the Named Executive Officers and the number and value of unexercised options held by those officers at the end of fiscal year 2003:

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
			Options at		Options at
	Shares		September 30, 2003(#)		September 30, 2003($)(2)
	Acquired on	Value
	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Name	(#)	($)(1)	(#)	(#)	($)	($)

John McAdam	300,000	$3,047,454	604,999	200,001	$6,549,878	$1,154,672
Steven Coburn	—	—	172,498	152,502	$1,181,754	$943,646
Jeff Pancottine	100,000	$734,768	201,665	123,335	$421,092	$400,308
Edward Eames	27,120	$276,849	194,752	88,128	$1,285,378	$400,308
Joann Reiter	—	—	85,416	62,501	$785,215	$346,172
Steven Goldman(3)	151,063	$1,797,813	52,395	—	$489,600	—

(1)	Based on the market value of shares of Common Stock at the exercise date, less the exercise price, multiplied by the number of shares acquired upon exercise.

(2)	Based on the $19.24 per share market value of shares of Common Stock at September 30, 2003, less the exercise price, multiplied by the number of shares underlying the option.

(3)	Mr. Goldman resigned from the Company in August 2003.

Employment Contracts, Termination of Employment and Change in Control Arrangements

      Each of the Named Executive Officers was party to an individual compensation plan, which set forth the base salary and bonus amounts for fiscal year 2003. The bonus amounts were set as a percentage of base salary for meeting certain individual and company-wide performance metrics with additional amounts available for over-achievement of performance goals.

      We list below a chart showing these executives’ base salaries and bonus percentages for fiscal year 2003.

Executive	Base Salary(1)	Bonus

John McAdam	$445,200	75% of base salary
Steven Coburn	$265,000	60% of base salary
Jeff Pancottine	$292,300	60% of base salary
Edward Eames	$222,600	60% of base salary
Joann Reiter	$180,306	20% of base salary
Steven Goldman(2)	$310,000	60% of base salary

(1)	Actual base salary earned in fiscal year 2003 is set forth above in this Item 11.

(2)	Mr. Goldman resigned from the Company in August 2003.

Option Grant Change in Control Provisions

      Under the terms of our stock incentive plans, stock option awards are generally subject to special provisions upon the occurrence of a defined “change in control” transaction. Under the plans, all or a certain portion of outstanding unvested stock options held by all participants under the plans, including our executive officers, will become fully vested upon a change in control of the Company.

      Messrs. McAdam, Coburn, Pancottine and Eames and Ms. Reiter have unvested stock options under our 1998 Equity Incentive Plan, or the 1998 Plan, which provides that upon certain changes in control of the Company, 50% of all outstanding and unvested options under the 1998 Plan will accelerate and vest, unless assumed or substituted by the acquiring entity.

      Mr. Coburn has unvested stock options under a non-qualified stock option plan, which provides that upon certain changes in control of the Company, all outstanding and unvested options under the plan will fully vest.

      Mr. Pancottine has unvested stock options under a non-qualified stock option plan, which provides that upon certain changes in control of the Company, 50% of all outstanding and unvested options under the plan will accelerate and vest.

      Mr. Eames has unvested stock options under our Amended and Restated 1996 Stock Option Plan and under our 2000 Employee Equity Incentive Plan. Mr. Eames’ options provide that upon a change in control of the Company, 50% of Mr. Eames outstanding and unvested options will accelerate and vest.

      As of the date of his resignation from the Company, Mr. Goldman had unvested options under the 1998 Plan, which provides that upon certain changes in control of the Company, 50% of all outstanding and unvested options under the 1998 Plan will accelerate and vest, unless assumed or substituted by the acquiring entity. All of Mr. Goldman’s unvested options were canceled on his resignation.

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee during fiscal 2003 was comprised of the following three directors: Messrs. Grinstein, Guelich and Higginson. Since October 2003, the Compensation Committee has been composed of the following three directors: Messrs. Guelich, Higginson, and Malone and each member of the Compensation Committee is independent. None of the Company’s executive officers served as a member of the Board of Directors or Compensation Committee of any entity that has had one or more executive officers which served as a member of the Company’s Board of Directors or Compensation Committee.

Report of Compensation Committee

      The Compensation Committee is comprised of three members of the Board of Directors who are not employees of the Company. It is responsible for setting and monitoring policies governing compensation of executive officers. The Compensation Committee reviews the performance and compensation levels for executive officers and sets salary and bonus levels and option grants under the Company’s stock option plans. The objectives of the committee are to correlate executive compensation with the Company’s business objectives and performance, and to enable the Company to attract, retain and reward executive officers who contribute to its long-term success.

Compensation Philosophy

      The Company’s philosophy concerning compensation for executive officers is to directly link their compensation to continuous improvements in the Company’s financial performance. The key elements of this philosophy are as follows:

•	provide a competitive total compensation package that enables the Company to attract, retain and reward executive officers who contribute to the Company’s success;

•	provide incentive compensation that is directly linked to the performance of the Company; and

•	establish incentives that relate to the Company’s annual and long-term business strategies and objectives.

      Consistent with this philosophy, the compensation package offered to executive officers includes: base salary, cash incentive compensation in the form of bonuses, and long-term equity incentives in the form of stock options.

Salary

      The Compensation Committee consists of three independent directors. Its function is to annually assess the performance of and recommend to the full board salary and incentive compensation for the President and Chief Executive Officer. The Compensation Committee also reviews and approves annual salary and incentive compensation increases for other executive officers recommended by the President and Chief Executive Officer.

      In setting Mr. McAdam’s compensation, the Committee considers compensation levels for similar positions at public companies of similar size and revenue levels, in similar industries, and with similar technological and marketing challenges, operational complexities and long-term performance and growth objectives. The Committee reviews salary surveys and publicly available information on compensation levels in performing this analysis. Over the past several years, the Committee also considered the Company’s success in meeting its operational, financial and strategic goals under extremely difficult economic conditions, Mr. McAdam’s success in reworking the Company’s business model to focus on enterprise customers and the strength of the executive team built by Mr. McAdam. Mr. McAdam began his employment with the Company in July 2000 with a salary and bonus comparable to his then-current compensation level with his former employer. His base salary was increased by 6% for fiscal 2002, and by 5% for fiscal 2003, consistent with base salary increases for the rest of the Company’s executive officers in those years. At Mr. McAdam’s request, no increase was granted for fiscal 2004.

      In determining executive officer salaries, the Compensation Committee reviews recommendations from Mr. McAdam, which are based on information from salary surveys covering technology companies in the Seattle and other comparable areas, individual performance levels and the Company’s financial condition. The Compensation Committee also considers incentive compensation based on the Company’s financial performance.

Incentive Compensation

      To reinforce the attainment of Company goals, the Committee believes that a significant portion of the annual compensation of the executive officers should be in the form of incentive compensation. The Committee believes that incentives based on attaining or exceeding established financial targets, properly aligns the interests of the executive officers with the interests of the stockholders. Bonuses for Mr. McAdam and the other executive officers are awarded quarterly based on achievement of the Company’s top and bottom line objectives. Mr. McAdam’s bonus is set at 75% of his base salary for meeting these performance targets. Mr. McAdam and the other executive officers may earn additional bonuses for over-achievement of these targets.

Stock Options

      The Compensation Committee believes that employee equity ownership provides significant motivation to executive officers to maximize value for the Company’s shareholders and periodically approves stock option grants under the Company’s employee stock option plans. Stock options are typically granted at the current market price and will only have value if the Company’s stock price increases over the exercise price.

      The Compensation Committee reviews and approves recommendations made by the Chief Executive Officer on stock option grants for other executive officers. These recommendations for options are based on the relative position and responsibilities of each executive officer and previous and expected contributions of each officer to the Company’s success. Generally option grants vest over a two or four-year period. Upon joining the Company, Mr. McAdam was given options in an amount comparable to those given to other non-founder executives hired to perform similar functions in comparable companies. This initial option grant was subsequently cancelled at his request. Mr. McAdam has been awarded several additional option grants in amounts considered by the Compensation Committee to be appropriate considering Mr. McAdam’s performance and market conditions.

      Under the Omnibus Budget Reconciliation Act of 1993, the federal income tax deduction for certain types of compensation paid to the chief executive officer and four other most highly compensated executive officers of publicly held companies is limited to $1 million per officer per fiscal year unless such compensation meets certain requirements. The Compensation Committee is aware of this limitation and had decided that it is not appropriate at this time to limit the Company’s discretion to design the cash compensation packages payable to the Company’s executive officers.

Compensation Committee

Alan J. Higginson, Chair
Karl D. Guelich
Rich Malone

Code of Ethics for Senior Financial Officers

      We have adopted a code of ethics that applies to all of our senior financial officers, including our chief executive officer, chief financial officer and principal accounting officer. The code of ethics is posted on the Company’s website. The Internet address for our website is http://www.f5.com and the code of ethics may be found under the investor relations section of our website. A copy of the code of ethics may be obtained without charge by written request to the Company’s Secretary.

Report of the Audit Committee

      The Audit Committee consists of three directors, each of whom, in the judgment of the Board, is an “independent director” as defined in the listing standards for The Nasdaq Stock Market. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. A copy of this charter is attached to this Proxy Statement as Appendix A.

      The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. PricewaterhouseCoopers, LLP, the Company’s independent auditors, is responsible for expressing an opinion as to the conformity of the audited financial statements with generally accepted accounting principles.

      In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Audit Committee discussed with the independent auditors the overall scope and plans for the annual audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their consideration of the Company’s internal controls in connection with their audit, and the overall quality of the Company’s financial reporting.

      The Audit Committee reviewed, with the independent auditors, the judgments of the auditors as to the quality and acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee has discussed and reviewed with the auditors all matters required to be discussed under the Statement on Auditing Standards No. 61 Communication with Audit Committees.

      The Audit Committee has received from the auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, including the amount and significance of non-audit services provided by them, and satisfied itself as to the auditors’ independence.

      Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2003 for filing with the Securities and Exchange Commission. The Audit Committee has also selected the independent auditors for the fiscal year ending September 30, 2004.

Audit Committee

Karl Guelich, Chair
Alan J. Higginson
Keith D. Grinstein

Stock Price Performance

      The information regarding stock price performance contained in this section shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

      The graph below compares the annual percentage change in the cumulative total return on shares of Common Stock for F5 Networks, Inc., the Nasdaq Composite Index and the Nasdaq Computer Index for the period commencing June 4, 1999,the date of the Company’s initial public offering, and ending September 30, 2003.

Comparison of Cumulative Total Return *

Among F5 Networks Inc.,
Nasdaq Composite and Nasdaq Computer Index

	6/4/99	9/30/99	9/29/99	9/28/01	9/30/02	9/30/03

F5 Networks, Inc.	100	457	229	62	51	129
Nasdaq Composite	100	111	148	60	47	72
Nasdaq Computer Index	100	122	173	55	42	68

*	Assumes that $100 was invested June 4, 1999 in shares of Common Stock and in each index, and that all dividends were reinvested. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

PROPOSAL 1:                          ELECTION OF TWO CLASS II DIRECTORS

      At the Annual Meeting, the shareholders will vote on the election of two Class II directors to serve for three-year terms until the annual meeting of shareholders for fiscal year end 2006 and until their successors are elected and qualified. The Board of Directors has unanimously nominated John McAdam and Alan J. Higginson for election to the Board of Directors as Class II directors. The nominees have indicated that they are willing and able to serve as directors. If either nominee becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. The proxies being solicited will be voted for no more than two nominees for Class II directors at the Annual Meeting. The directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Shareholders do not have cumulative voting rights in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ELECTION OF BOTH NOMINEES.

      Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of Messrs. McAdam and Higginson.

PROPOSAL 2:                          ELECTION OF ONE CLASS III DIRECTOR

      At the Annual Meeting, the shareholders will vote on the election of one Class III director to serve for a one-year term until the annual meeting of shareholders for fiscal year end 2004 and until his successor is elected and qualified. The Board of Directors has unanimously nominated Rich Malone for election to the Board of Directors as a Class III director. The nominee has indicated that he is willing and able to serve as director. If the nominee becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. The proxies being solicited will be voted for no more than one nominee for Class III director at the Annual Meeting. The directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Shareholders do not have cumulative voting rights in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ELECTION OF THE NOMINEE.

      Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of Mr. Malone.

PROPOSAL 3:                          AMENDMENT TO THE AMENDED AND RESTATED 1998 EQUITY INCENTIVE PLAN

      At the Annual Meeting, the shareholders of the Company will be asked to approve an amendment to the 1998 Equity Incentive Plan (the “1998 Plan”) which, if approved, will increase the number of shares of Common Stock available for purchase under the 1998 Plan by 2,000,000 shares, to an aggregate of 8,300,000 shares. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company represented and voting on the proposal at the Annual Meeting is required to adopt the amendment to the 1998 Plan.

      The Board of Directors believes that the 1998 Plan has contributed to strengthening the incentive of participating employees to achieve the objectives of the Company and its shareholders by encouraging employees to acquire a greater proprietary interest in the Company. The Board of Directors believes that additional shares must be reserved for use under the 1998 Plan to enable the Company to attract and retain key employees through the granting of options under the 1998 Plan. The proposed increase in the number of shares under the 1998 Plan is not required or intended to cover awards previously made under the 1998 Plan. As such, no new plan benefits have been granted to date, and future awards under the 1998 Plan are not yet determinable.

Description of the 1998 Plan

      The following description of the 1998 Plan is a summary and so is qualified by reference to the complete text of the 1998 Plan, which is available through EDGAR or upon request of the Company.

      General. The 1998 Plan provides for grants of incentive stock options (“ISOs”) that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to employees, including officers, of the Company or any affiliate of the Company and nonstatutory stock options (“NSOs”), restricted stock purchase awards (“Restricted Stock Awards”), and stock bonuses to employees, including officers, or directors of and consultants to the Company or any affiliate of the Company. As of February 20, 2004, the Company had approximately 522 employees, 4 non-employee directors and 2 consultants who would be eligible to participate in the 1998 Plan.

      The 1998 Plan was adopted by the Board of Directors on October 22, 1998 and the Company’s shareholders approved it on November 12, 1998. Initially, 800,000 shares were reserved for issuance under the 1998 Plan. In April 1999, an additional 1,500,000 shares were reserved for issuance under the 1998 Plan, which increase was approved by shareholders in May 1999. On November 9, 1999, an additional 1,000,000 shares were reserved for issuance under the plan, which increase was approved by the shareholders on February 17, 2000. On January 18, 2001, an additional 2,000,000 were reserved for issuance under the plan, which increase was approved by the shareholders on April 20, 2001. On December 6, 2002, an additional 1,000,000 were reserved for issuance under the plan, which increase was approved by shareholders on February 13, 2003.

      A total of 1,320,000 options were granted to certain executive officers on their hire dates under individual option plans. Of these options, 645,000 have been cancelled and terminated. As of February 20, 2004 the Company had issued 2,459,376 shares upon the exercise of options granted under the 1998 Plan and options to purchase 3,135,543 shares were outstanding with 705,081 shares reserved for future grants or purchases under the 1998 Plan. The 1998 Plan will terminate on October 21, 2008, unless terminated sooner by the Board. Shares subject to stock awards that have lapsed or terminated, without having been exercised in full, may again become available for the grant of awards under the 1998 Plan.

      The Board of Directors or a committee appointed by the Board administers the 1998 Plan. The Board of Directors has the authority to determine which recipients and what types of awards are to be granted, including the exercise price, number of shares subject to the award and the exercisability of the awards. Any award may be granted either alone or in tandem with other awards.

      Options. Options granted under the 1998 Plan may be ISOs or NSOs. The term of a stock option granted under the 1998 Plan generally may not exceed 10 years. The Board of Directors determines the exercise price of options granted under the 1998 Plan. However, in the case of an ISO, the exercise price cannot be less than 100% of the fair market value of the Common Stock on the date of grant and, in the case of an NSO, the exercise price cannot be less than 50% of the fair market value of the Common Stock on the date of grant. Options granted under the 1998 Plan vest at the rate specified in the option agreement.

      Except as expressly provided by the terms of an NSO agreement, an optionee may not transfer options other than by will or the laws of descent or distribution, provided that an optionee may designate a beneficiary who may exercise the option following the optionee’s death. An optionee whose relationship with the Company or any related corporation ceases for any reason, except by death or permanent and total disability, generally may exercise vested options up to three months following cessation. Vested options may generally be exercised for up to 12 months after an optionee’s relationship with the Company or any affiliate of the Company ceases due to disability and for generally up to 18 months after the relationship with the Company or any affiliate of the Company ceases due to death. However, options may terminate or expire sooner or later as may be determined by the Board of Directors and set forth in the option agreement.

      No ISO may be granted to any person who, at the time of the grant, owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of the Common Stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year under the 1998 Plan and all other stock plans of the Company and its affiliates may not exceed $100,000. The options, or portions of the options, which exceed this limit are treated as NSOs.

      No person may be granted options under the 1998 Plan covering an aggregate of more than 200,000 shares of Common Stock in any calendar year. The Company believes that with this limitation and other provisions of the 1998 Plan, options granted under the 1998 Plan that have an exercise price equal to or greater than the fair market value of the stock subject to the option on the date of grant will generate “qualified performance-based compensation” within the meaning of section 162(m) of the Internal Revenue Code and will therefore not be subject to the $1,000,000 cap on deductibility for federal income tax purposes of certain compensation payments in excess of $1,000,000. See “Certain Federal Income Tax Consequences” below.

      Restricted Stock Awards and Stock Bonuses. Restricted Stock Awards granted under the 1998 Plan may be granted pursuant to a repurchase option in the Company’s favor in accordance with a vesting schedule determined by the Board. The purchase price of these awards will be at least 50% of the fair market value of the Common Stock on the date of grant. Stock bonuses may be awarded in consideration for past services. Rights under a stock bonus or restricted stock purchase agreement may not be transferred other than by will or by the laws of descent and distribution unless the stock bonus or restricted stock purchase agreement specifically provides for transferability.

      Change of control provisions. Upon certain changes in control of the Company as provided under the 1998 Plan, the surviving entity will either assume or substitute all outstanding stock awards under the 1998 Plan. If the surviving entity determines not to assume or substitute these awards, then with respect to persons whose service with the Company or any affiliate of the Company has not terminated before the change in control, the vesting of 50% of these stock awards (and the time during which these awards may be exercised) will accelerate and the awards terminated if not exercised before the change in control.

Certain Federal Income Tax Consequences

      THE FOLLOWING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS THEREOF. THE APPLICABLE RULES ARE COMPLEX, AND INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PLAN PARTICIPANT. THIS PROXY STATEMENT DESCRIBES FEDERAL INCOME TAX CONSEQUENCES OF GENERAL APPLICABILITY, BUT DOES NOT PURPORT TO DESCRIBE PARTICULAR CONSEQUENCES TO EACH INDIVIDUAL PLAN PARTICIPANT, OR FOREIGN, STATE OR LOCAL INCOME TAX CONSEQUENCES, WHICH MAY DIFFER FROM THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.

Incentive Stock Options

      Awards and Exercise of Options. ISOs are intended to constitute “incentive stock options” within the meaning of Section 422 of the Code. ISOs may be granted only to employees of the Company or certain affiliates of the Company (including directors who are also employees). The recipient of an Option (the “Optionee”) does not recognize regular taxable income upon either the grant or exercise of an ISO. However, the excess of the fair market value of the shares purchased upon exercise over the Option exercise price (the “Option Spread”) is includable in the Optionee’s “alternative minimum taxable income” (“AMTI”) for purposes of the alternative minimum tax (“AMT”). The Option Spread is generally measured on the date of exercise and is includable in AMTI in the year of exercise. Special rules regarding the time of AMTI inclusion may apply for shares subject to a “substantial risk of forfeiture” (including, in the case of each person subject to the reporting requirements of Section 16 of the Exchange Act, any limitations on resale of shares imposed under Section 16(b) of the Exchange Act).

      Sale of Option Shares. If an Optionee holds the shares purchased under an ISO for at least two years from the date the ISO was granted and for at least one year from the date such shares were transferred to the

Optionee, any gain from a sale of the shares other than to the Company should be taxable as long-term capital gain. Under these circumstances, the Company would not be entitled to a tax deduction at the time the ISO was exercised or at the time the stock was sold. If an Optionee were to dispose of stock acquired pursuant to an ISO before the end of the required holding periods (a “Disqualifying Disposition”), the amount by which the market value of the stock at the time the ISO was exercised exceeded the exercise price (or, if less, the amount of gain realized on the sale) would be taxable as ordinary income, and the Company would be entitled to a corresponding tax deduction. Such income is subject to information reporting requirements and may become subject to withholding. Gain from a Disqualifying Disposition in excess of the amount required to be recognized as ordinary income is considered capital gain. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is “not essentially equivalent to a dividend” within the meaning of the Code. Any amount taxable as a dividend should qualify for the reduced rate of tax on dividends, effective until 2009.

      Exercise With Stock. If an Optionee pays for ISO shares with shares of the Company acquired under an ISO or a qualified employee stock purchase plan (“statutory option stock”), the tender of shares is a Disqualifying Disposition of the statutory option stock if the above described (or other applicable) holding periods respecting those shares have not been satisfied. If the holding periods with respect to the statutory option stock are satisfied, or the shares were not acquired under a statutory stock option of the Company, then any appreciation in value of the surrendered shares is not taxable upon surrender. Special basis and holding period rules apply where previously-owned stock other than statutory option stock is used to exercise an ISO.

Nonqualified Stock Options

      Award and Exercises of Options. An Optionee is not taxable upon the award of a NSO. Federal income tax consequences upon exercise will depend upon whether the shares thereby acquired are subject to a “substantial risk of forfeiture.” If the shares are not subject to a substantial risk of forfeiture, or if they are so restricted and the Optionee files an election under Section 83(b) of the Code (a “Section 83(b) Election”) with respect to the shares, the Optionee will have ordinary income at the time of exercise measured by the Option Spread on the exercise date. The Optionee’s tax basis in the shares will be their fair market value on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long-term or short-term also will begin on that date. If the shares are subject to a substantial risk of forfeiture and no Section 83(b) Election is filed, the Optionee will not be taxable upon exercise, but instead will have ordinary income, on the date the stock is no longer subject to a substantial risk of forfeiture, in an amount equal to the difference between the amount paid for the shares under the Option and their fair market value on such date; in addition, the Optionee’s holding period will begin on that date.

      Whether or not the shares are subject to a substantial risk of forfeiture, the amount of ordinary income taxable to an Optionee who was an employee at the time of grant constitutes “supplemental wages” subject to withholding of income and employment taxes by the Company, and the Company receives a corresponding income tax deduction.

      Sale of Option Shares. Upon sale, other than to the Company, of shares acquired under a NSO, an Optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the Optionee’s tax basis in the shares, which will be long-term gain or loss if the Optionee’s holding period in the shares is more than one year. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is “not essentially equivalent to a dividend” within the meaning of the Code. Any such dividend income should qualify for the reduced rate of tax applicable until 2009.

      Exercise with Stock. If an Optionee tenders Common Stock (other than statutory option stock) to pay all or part of the exercise price of a NSO, the Optionee will not have a taxable gain or deductible loss on the surrendered shares. Instead, shares acquired upon exercise that are equal in value to the fair market value of the shares surrendered in payment are treated as if they had been substituted for the surrendered shares, taking as their basis and holding period the basis and holding period that the Optionee had in the surrendered shares. The additional shares are treated as newly acquired with a basis equal to their fair market value on the date of exercise of the NSO.

      If the surrendered shares are statutory option stock as described above under “Incentive Stock Options”, with respect to which the applicable holding period requirements for favorable income tax treatment have not expired, then the newly acquired shares substituted for the statutory option shares should remain subject to the federal income tax rules governing the surrendered shares, but the surrender should not constitute a Disqualifying Disposition of the surrendered stock.

Section 162(m) Limitations

      Section 162(m) of the Code limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to any of its most highly compensation executive officers in any year after 1993. Under current regulations, compensation received through the exercise of an option will not be subject to the $1,000,000 limit if the option and the plan meet certain requirements. One such requirement is that the plan must state the maximum number of shares with respect to which option may be granted to any employee during a specified period. Accordingly, the 1998 Plan provides that no participant, with certain exceptions, may be granted options to acquire more than 200,000 shares in any year.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THIS PROPOSAL.

      Unless instructed otherwise, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards or electronic ballots for this proposal.

PROPOSAL 4:                AMENDMENT OF THE F5 NETWORKS, INC.1999 EMPLOYEE STOCK PURCHASE PLAN

      At the Annual Meeting, the Company’s shareholders are being asked to approve the amendment of the Company’s 1999 Employee Stock Purchase Plan (the “1999 Purchase Plan”) and the reservation of 1,000,000 additional shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 1999 Purchase Plan. This summary, however, does not purport to be a complete description of all the provisions of the 1999 Purchase Plan, which is available through EDGAR or upon request of the Company.

General

      The 1999 Purchase Plan was adopted by the Board of Directors in April 1999. In connection with the amendment of the 1999 Purchase Plan, the Board of Directors has reserved a total of 1,000,000 additional shares of Common Stock for issuance thereunder. The Board of Directors believes that, in order to attract qualified employees to the Company and to provide incentives to its current employees, it is necessary to grant its employees the right to purchase Common Stock of the Company pursuant to the 1999 Purchase Plan. Accordingly, the shareholders are being asked to approve the amendment to the 1999 Purchase Plan.

      The 1999 Purchase Plan is implemented by offering and purchase periods, each six months in duration, that commence on May 1 and November 1 of each year, or at such other time or times as may be determined by the Board of Directors. The first offering period commenced on June 4, 1999. The Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The 1999 Purchase Plan is further deemed to contain, and options granted thereunder shall contain, and the shares issued upon exercise thereof shall be subject to, any additional conditions and restrictions as may be required by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to 1999 Purchase Plan transactions.

Purpose

      The purpose of the 1999 Purchase Plan is to provide employees (including officers and employee directors) of the Company with an opportunity to purchase Common Stock of the Company through payroll deductions.

Administration

      The 1999 Purchase Plan is to be administered by the Board of Directors of the Company or a committee appointed by the Board (the “Administrator”). At the present time, the 1999 Purchase Plan is administered by the Board of Directors. All questions of interpretation or application of the 1999 Purchase Plan are determined by the Administrator.

Eligibility and Participation

      Employees (including officers and employee directors) who are employed for at least 20 hours per week and more than five months in any calendar year and who are employed by the Company as of the first business day of each offering period of the plan (the “Offering Date”) are eligible to participate in an offering under the 1999 Purchase Plan, subject to certain limitations imposed by Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and limitations on stock ownership as set forth in the 1999 Purchase Plan. No employee shall be granted an option under the 1999 Purchase Plan if (i) immediately after the grant such employee would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total voting power or value of all classes of stock of the Company or its subsidiaries, or (ii) such option would permit such employee to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock for each calendar year in which such option is outstanding at any time.

      Eligible employees become participants in the 1999 Purchase Plan by filing with the payroll department of the Company a subscription agreement authorizing payroll deductions prior to the applicable Offering Date, unless a later time for filing the subscription agreement has been set by the Administrator. Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the last day (the “Purchase Date”) of the offering period to which the subscription agreement is applicable, unless sooner terminated by the participant.

Grant and Exercise of Option

      At the beginning of an offering period, each participant is granted an option to purchase up to that number of shares determined by dividing such employee’s payroll deductions accumulated prior to the end of the offering period and retained in the participant’s account as of the end of the offering period by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Common Stock at the beginning of the offering period or (ii) eighty-five percent (85%) of the fair market value of a share of the Common Stock on the last day of the offering period; provided that in no event shall a participant be permitted to purchase during each calendar year for which an option is outstanding more than a number of shares determined by dividing $25,000 by the fair market value of a share of the Common Stock at the beginning of the offering period, and provided further that such purchases shall be subject to the limitations set forth below. The Company may make a pro rata reduction in the number of shares subject to options if the total number of shares which would otherwise be subject to options granted at the beginning of an offering period exceeds the number of remaining available shares in the 1999 Purchase Plan. Unless an employee withdraws his or her participation in the 1999 Purchase Plan by giving written notice to the Company of his or her election to withdraw all accumulated payroll deductions prior to the end of an offering period, the employee’s option for the purchase of shares will be exercised automatically at the end of the offering period, and the maximum number of full shares subject to option which are purchasable with the accumulated payroll deductions in his or her account will be purchased at the applicable purchase price determined as provided below.

      During his or her lifetime, a participant’s option to purchase shares under the 1999 Purchase Plan is exercisable only by him or her. However, a participant may file a written designation of a beneficiary who is

(i) to receive any shares and cash, if any, from the participant’s account under the 1999 Purchase Plan in the event of such participant’s death subsequent to the end of an Offering Period but prior to delivery to him or her of such shares and cash, and (ii) to receive any cash from the participant’s account under the 1999 Purchase Plan in the event of such participant’s death prior to the Purchase Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

Purchase Price

      The purchase price per share at which shares are sold to participating employees under the 1999 Purchase Plan is the lower of (i) 85% of the fair market value per share of the Common Stock at the time the option is granted at the commencement of the offering period, and (ii) 85% of the fair market value per share of the Common Stock at the time the option is exercised on the applicable Purchase Date. The fair market value of the Common Stock on a given date shall be determined by the Board of Directors and will generally be based upon the last reported sales price of the Common Stock on the Nasdaq National Market.

Payroll Deductions

      The purchase price of the shares to be acquired under the 1999 Purchase Plan is accumulated by payroll deductions during the offering period. The deductions may not be more than 15% of a participant’s aggregate compensation during the offering period. A participant may discontinue his or her participation in the 1999 Purchase Plan during an offering period. Payroll deductions for a participant shall commence on the first payroll following the Offering Date and shall continue until his or her participation is terminated as provided in the 1999 Purchase Plan.

Termination of Employment

      Termination of a participant’s employment for any reason, including retirement or death, or the failure of the participant to remain in the continuous employ of the Company for at least 20 hours per week during the applicable offering period, cancels his or her option and his or her participation in the 1999 Purchase Plan immediately. In such event, the payroll deductions credited to the participant’s account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the 1999 Purchase Plan.

Adjustments Upon Changes in Capitalization

      In the event any change is made in the Company’s capitalization in the middle of an offering period, such as a stock split, stock dividend, combination or reclassification, that results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustment shall be made in the purchase price and in the number of shares subject to options under the 1999 Purchase Plan.

      In the event of a proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the 1999 Purchase Plan shall be assumed or an equivalent substitute option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If the options are not assumed or substituted, the Administrator may elect to shorten the Offering Period then in progress by setting a new Purchase Date prior to the consummation of such sale or merger and notifying the optionees of the change in their Purchase Date.

Amendment and Termination of the Plan

      The Board of Directors may at any time amend or terminate the 1999 Purchase Plan without the approval of the shareholders, except that such termination cannot affect options previously granted nor may an amendment make any change in an option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the 1999 Purchase Plan without approval of the shareholders of the Company if such amendment would increase the number of shares reserved under the 1999 Purchase Plan, change the standards of eligibility for participation in the 1999 Purchase Plan or materially increase the benefits accruing to participants in the 1999 Purchase Plan.

      The 1999 Purchase Plan has no expiration date.

Tax Information

      The 1999 Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon how long the shares have been held by the participant. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period or more than one year after the applicable Purchase Date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain if the shares are held for more than one year after the Purchase Date. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

      The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the 1999 Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant’s death or the income tax laws of any state or foreign country in which the participant may reside.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THIS PROPOSAL.

      Unless instructed otherwise, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards or electronic ballots for this proposal.

OTHER MATTERS

Auditors

      The independent accounting firm of PricewaterhouseCoopers LLP has acted as the Company’s auditor since inception and has been selected as the auditor for the current year. Representatives of that firm are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Principal Accountants Fees and Services

      The following is a summary of the fees billed to the Company by PricewaterhouseCoopers LLP for professional services rendered for the fiscal years ended September 30, 2003 and 2002:

	Years Ended
	September 30,

Fee Category	2003	2002

Audit Fees	$206,500	$197,202
Audit-Related Fees	78,750	21,039
Tax Fees	2,000	14,750
All Other Fees	—	—

Total Fees	$287,250	$232,991

      Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

      Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include accounting consultations in connection with acquisitions, services related to registration statements, and consultations concerning financial accounting and reporting standards.

      Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

Audit Committee Pre-Approval Procedures

      The Audit Committee meets with our independent auditors to approve the annual scope of accounting services to be performed and the related fee estimates. The Audit Committee also meets with our independent auditors, on a quarterly basis, following completion of their quarterly reviews and annual audit and prior to our earnings announcements, to review the results of their work. During the course of the year, the Chairman of the committee has the authority to pre-approve requests for services that were not approved in the annual pre-approval process. The chairman reports any interim pre-approvals at the following quarterly meeting. At each of the meetings, management and our independent auditors update the Audit Committee with material changes to any service engagement and related fee estimates as compared to amounts previously approved. During fiscal 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Company were pre-approved by the Audit Committee in accordance with the foregoing procedures.

Annual Independence Determination

      The Audit Committee considered whether the provision of nonaudit services is compatible with the principal accountants’ independence and concluded that the provision of nonaudit services has been compatible with maintaining the independence of the Company’s external auditors. The Audit Committee has authorized the Company’s external auditors to provide tax services for the Company for 2004.

Other Matters

      Neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

SHAREHOLDER PROPOSALS FOR THE ANNUAL MEETING FOR FISCAL YEAR END 2004

      The Company’s Bylaws provide that advance notice of a shareholder’s proposal must be delivered to or mailed and received at the Company’s principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting. However, the Bylaws also provide that in the event the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, this advance notice must be received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Company fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. Each shareholder’s notice must contain the following information as to each matter the shareholder proposes to bring before the annual meeting: (A) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (B) the name and address, as they appear on the Company’s books, of the shareholder proposing such business, (C) the class and number of shares of the Company which are beneficially owned by the shareholder, (D) any material interest of the shareholder in such business and (E) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in such shareholder’s capacity as a proponent of a shareholder proposal.

      A copy of the full text of the provisions of the Company’s Bylaws dealing with shareholder nominations and proposals is available to shareholders from the Secretary of the Company upon written request.

      Shareholders who intend to have a proposal considered for inclusion in the Company’s proxy materials for presentation at the Annual Meeting for fiscal year end 2004 must submit the proposal to the Company no later than December 30, 2004. Shareholders who intend to present a proposal at the Annual Meeting for fiscal year end 2004 without inclusion of such proposal in the Company’s proxy materials are required to provide notice of such proposal to the Company no later than February 1, 2005 or management of the Company will have discretionary voting authority at the fiscal year end 2004 annual meeting with respect to any such proposal without discussion of the matter in Proxy Statement for such meeting. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

By Order of the Board of Directors,

Joann Reiter
Vice President, General Counsel and Secretary

APPENDIX A

F5 Networks, Inc.

Amended and Restated Charter of the Audit Committee

      The Amended and Restated Charter of the Company’s Audit Committee is as follows:

Purposes:

      The purposes of the audit committee are to:

      Monitor the integrity of the financial statements of the company.

      Oversee the accounting and financial reporting processes of the company and audits of its financial statements.

      Oversee the independence of the company’s independent auditor.

      Appoint and provide for the compensation of a “registered public accounting firm” (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the company’s independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the audit committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the board of directors and the committee, as representatives of the company’s stockholders.

Composition:

      The audit committee shall be composed of three or more directors, as determined by the board of directors, each of whom shall be “independent”, as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the applicable rules and regulations (“Regulations”) of the SEC, each of whom shall meet the independence and financial literacy requirements of the NASDAQ, and at least one of whom shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      Unless a chair is designated by the board of directors, the committee members may appoint their own chair by majority vote.

Responsibilities:

      Appoint and provide for the compensation of a “registered public accounting firm” (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the company’s independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the audit committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the board of directors and the committee, as representatives of the company’s stockholder

      Evaluate periodic reports that the independent auditor submits to the audit committee regarding the auditor’s independence, discuss such reports with the auditor and, if so determined by the audit committee in response to such reports, recommend that the board of directors take appropriate action to oversee the independence of the independent auditor.

      Meet with management and the independent auditor to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal financial controls; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the SEC; and the appropriateness of the presentation of any non-GAAP financial measures (as defined in the Regulations) included in any report filed with the SEC or in any public disclosure or release.

      Review the management letter delivered by the independent auditor in connection with the audit.

      Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented

      Following such reviews and discussions, if so determined by the audit committee, recommend to the board of directors that the annual financial statements be included in the company’s annual report.

      Meet quarterly with management and the independent auditor to review and discuss the quarterly financial statements; provided that this responsibility may be delegated to the chairman of the audit committee.

      Meet at least once each year in separate executive sessions with management and the independent auditor to discuss matters that the committee or either of these groups believes could significantly affect the financial statements.

      Have meetings with management as the audit committee deems appropriate to discuss significant financial risk exposures facing the company, and steps management has taken to monitor and control such exposures.

      Instruct the independent auditor and the internal auditor, if any, to advise the audit committee if there are any subjects that require special attention.

      Instruct the independent auditor to report to the audit committee on all critical accounting policies of the company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the auditors, and other material written communication between the auditors and management.

      Review significant changes to the company’s accounting principles and practices proposed by the independent auditor or management.

      Evaluate the performance of the independent auditor and, if so determined by the audit committee, recommend to the board of directors replacement of the independent auditor.

      At the request of the company counsel, review with the company counsel legal and regulatory matters that may have significant impact on the company’s financial statements, compliance policies or programs.

      Conduct or authorize such inquiries into matters within the committee’s scope of responsibility as the committee deems appropriate. The committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any such inquiries.

      Provide minutes of audit committee meetings to the board of directors, and report to the board of directors on any significant matters arising from the committee’s work.

      At least annually, review and reassess this charter and, if appropriate, recommend proposed changes to the board of directors.

      Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company’s annual proxy statement.

      Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      Approve, in accordance with Sections 10A(h) and (i) of the Exchange Act and the Regulations, all professional services, to be provided to the company by its independent auditor, provided that the audit committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The audit committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the audit committee to approve such services so long as any such approvals are disclosed to the full audit committee at its next scheduled meeting.

      Review and approve all related party transactions.

Authority:

      By adopting this Charter, the board of directors delegates to the audit committee full authority in its discretion to:

      Perform each of the responsibilities of the audit committee described above.

      Appoint a chair of the audit committee, unless a chair is designated by the board of directors.

      Engage independent counsel and other advisers as the audit committee determines necessary to carry out its responsibilities.

      Cause the officers of the corporation to provide such funding as the audit committee shall determine to be appropriate for payment of compensation to the company’s independent auditor and any legal counsel or other advisers engaged by the audit committee, and payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

      It is not the responsibility of the audit committee to plan or conduct audits, or to determine whether the company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles. It is not the responsibility of the audit committee to conduct inquiries, to resolve disagreements, if any, between management and the independent auditor, or to assure compliance with laws, regulations or company compliance policies or programs.

APPENDIX B

AMENDED AND RESTATED

F5 NETWORKS, INC.

1998 EQUITY INCENTIVE PLAN

Adopted November 12, 1998

Approved By Shareholders November 12, 1998
Amendment Approved by Shareholders February 13, 2003
Termination Date: November 11, 2008

1.     Purposes.

      (a) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

      (b) Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

      (c) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.     Definitions.

      (a) “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

      (b) “Board” means the Board of Directors of the Company.

      (c) “Code” means the Internal Revenue Code of 1986, as amended.

      (d) “Committee” means a Committee appointed by the Board in accordance with subsection 3(c).

      (e) “Common Stock” means the common stock of the Company.

      (f) “Company” means F5 Networks, Inc., a Washington corporation.

      (g) “Consultant” means any person, including an advisor, (i) who is engaged by the Company or an Affiliate to render services other than as an Employee or as a Director or (ii) who is a member of the Board of Directors of an Affiliate.

      (h) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

      (i) “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

      (j) “Director” means a member of the Board of Directors of the Company.

      (k) “Disability” means (i) before the Listing Date, the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person’s position with the Company or an Affiliate of the Company because of the sickness or injury of the person and (ii) after the Listing Date, the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

      (l) “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

      (m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

      (n) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination or, if the day of determination is not a market trading day, then on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

      (o) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      (p) “Listing Date” means the first date upon which the Common Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

      (q) “Non-Employee Director” means a Director of the Company who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

      (r) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

      (s) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (t) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

      (u) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

      (v) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

      (w) “Outside Director” means a Director of the Company who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

      (x) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

      (y) “Plan” means this F5 Networks, Inc. 1998 Equity Incentive Plan.

      (z) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

      (aa) “Securities Act” means the Securities Act of 1933, as amended.

      (bb) “Stock Award” means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

      (cc) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

      (dd) “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.     Administration.

      (a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee or an administrator, as provided in subsection 3(c).

      (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or a Stock Award as provided in Section 12.

(iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

      (c) Delegation to Committee.

(i) General. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Board or the Committee may further delegate its authority and responsibilities under the Plan to an Officer. However, if administration is delegated to an Officer, such Officer may grant Stock Awards only within guidelines established by the Board or the Committee, and only the Board or the Committee may make a Stock Award to an Officer or Director. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee, or an Officer to whom authority has been delegated), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii) Committee Composition. In the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (1) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or) (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

4.     Shares Subject to the Plan.

      (a) Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Six Million Three Hundred Thousand (6,300,000) shares of Common Stock.

      (b) Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. The number of shares of Common Stock that may be issued pursuant to Stock Awards, as specified in subsection 4(a), shall only be reduced to reflect new shares that are actually delivered under the Plan. Therefore, a stock-for-stock exercise of an Option shall result in only the net number of additional shares of Common Stock being counted against the share reserve.

      (c) Source of Shares. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     Eligibility.

      (a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

      (b) Ten Percent Shareholders. No Ten Percent Shareholder shall be eligible for the grant of an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

      (c) Section 162(m) Limitation. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, no employee shall be eligible to be granted Options covering more than Two Hundred Thousand (200,000) shares of the Common Stock during any calendar year. This subsection 5(c) shall not apply prior to the Listing Date and, following the Listing Date, this subsection 5(c) shall not apply until (i) the earliest of: (1) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 4); (2) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (3) the expiration of the Plan; or (4) the first meeting of shareholders at which Directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

6.     Option Provisions.

      Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if a certificate is issued for shares purchased on exercise of an Option, a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

      (a) Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

      (b) Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

      (c) Exercise Price of a Nonstatutory Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Nonstatutory Stock Option granted prior to the Listing Date shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option granted on or after the Listing Date shall be not less than fifty percent (50%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

      (d) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) by (1) delivery to the Company of other Common Stock, (2) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock) with the Participant or (3) in any other form of legal consideration that may be acceptable to the Board. Notwithstanding the foregoing, no Officer or Director may pay the exercise price of an Option by a deferred payment arrangement.

      In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

      (e) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(e), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

      (f) Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option granted prior to the Listing Date shall be transferable to the extent that transferability is both permitted by Section 260.140.41(d) of Title 10 of the California Code of Regulations at the time the Option is granted and provided for in the

Option Agreement. A Nonstatutory Stock Option granted on or after the Listing Date shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(f), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

      (g) Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments which may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

      (h) Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than thirty (30) days, unless such termination is for cause), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

      (i) Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

      (j) Disability of Optionholder. In the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than six (6) months) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

      (k) Death of Optionholder. In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than six (6) months) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

      (l) Re-Load Options. Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a “Re-Load Option”) in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option shall (i) provide for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.

      Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollars ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 10(d) and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and the “Section 162(m) Limitation” on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.     Provisions of Stock Awards Other Than Options.

      (a) [reserved]

      (b) Restricted Stock Awards. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Purchase Price. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. For restricted stock awards, the purchase price shall not be less than fifty percent (50%) of the stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated.

(ii) Consideration. The purchase price of stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion. Notwithstanding the foregoing, no Officer or Director may pay the purchase price for restricted stock by a deferred payment arrangement.

(iii) Vesting. Subject to the “Repurchase Limitation” in subsection 10(g), shares of Common Stock acquired under the restricted stock purchase agreement must be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv) Termination of Participant’s Continuous Service. Subject to the “Repurchase Limitation” in subsection 10(g), in the event a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

(v) Transferability. For a restricted stock award made before the Listing Date, rights to acquire shares under the restricted stock purchase agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. For a restricted stock award made on or after the Listing Date, rights to acquire shares under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8.     Covenants of the Company.

      (a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

      (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.     Use of Proceeds from Stock.

      Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

10.     Miscellaneous.

      (a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

      (b) Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

      (c) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant or other holder of Stock Awards any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

      (d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

      (e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring the stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

      (f) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

      (g) Repurchase Limitation. The terms of any repurchase option shall be specified in the Stock Award and may be either at Fair Market Value at the time of repurchase or at the original purchase price. To the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations, any repurchase option contained in a Stock Award granted prior to the Listing Date to a Participant who is not an Officer, Director or Consultant shall be upon the terms described below:

(i) Fair Market Value. If the repurchase option gives the Company the right to repurchase the shares upon termination of employment at not less than the Fair Market Value of the shares to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of Continuous Service (or in the case of shares issued upon exercise of Stock Awards after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”) and (ii) the right terminates when the shares become publicly traded.

(ii) Original Purchase Price. If the repurchase option gives the Company the right to repurchase the shares upon termination of Continuous Service at the original purchase price, then (i) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares per year over five (5) years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable) and (ii) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of Continuous Service (or in the case of shares issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”).

      (h) Cancellation and Re-Grant of Options.

(i) Authority to Reprice. Without the approval of the shareholders of the Company, the Board shall not have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of any adversely affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock.

(ii) Effect of Repricing under Section 162(m) of the Code. Shares subject to an Option which is amended or canceled in order to set a lower exercise price per share shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5(c). The repricing of an Option under this subsection 10(i) resulting in a reduction of the exercise price shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to subsection 5(c). The provisions of this subsection 10(i)(b) shall be applicable only to the extent required by Section 162(m) of the Code.

11.     Adjustments upon Changes in Stock.

      (a) Capitalization Adjustments. If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Stock Awards. The Board, the determination of which shall be final, binding and conclusive, shall make such adjustments. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

      (b) Change in Control — Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then such Stock Awards shall be terminated if not exercised (if applicable) prior to such event.

      (c) Change in Control — Asset Sale, Merger, Consolidation or Reverse Merger.

(i) In the event of (1) a sale of substantially all of the assets of the Company, (2) a merger or consolidation in which the Company is not the surviving corporation or (3) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 11(c) for those outstanding under the Plan).

(ii) For purposes of subsection 11(c) an Award shall be deemed assumed if, following the change in control, the Award confers the right to purchase in accordance with its terms and conditions, for each share of Common Stock subject to the Award immediately prior to the change in control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Common Stock on the effective date of the change in control was entitled.

(iii) In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of 50% of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such event.

12.     Amendment of the Plan and Stock Awards.

      (a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

      (b) Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

      (c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

      (d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

      (e) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.     Termination or Suspension of the Plan.

      (a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.     Effective Date of Plan.

      The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.     Choice of Law.

      All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Washington, without regard to such states conflict of laws rules.

APPENDIX C

F5 NETWORKS, INC

1999 EMPLOYEE STOCK PURCHASE PLAN

ADOPTED BY BOARD OF DIRECTORS APRIL 5 , 1999

APPROVED BY SHAREHOLDERS MARCH 25, 1999
TERMINATION DATE: NONE

Purpose.

      The purpose of the Plan is to provide a means by which Employees of the Company and certain designated Affiliates may be given an opportunity to purchase Shares of the Company.

      The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

      The Company intends that the Rights to purchase Shares granted under the Plan be considered options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

Definitions.

      “Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

      “Board” means the Board of Directors of the Company.

      “Code” means the United States Internal Revenue Code of 1986, as amended.

      “Committee” means a Committee appointed by the Board in accordance with subparagraph 3(c) of the Plan.

      “Company” means F5 Networks, Inc., a Washington corporation.

      “Director” means a member of the Board.

      “Eligible Employee” means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering.

      “Employee” means any person, including Officers and Directors, employed by the Company or an Affiliate of the Company. Neither service as a Director nor payment of a director’s fee shall be sufficient to constitute “employment” by the Company or the Affiliate.

      “Employee Stock Purchase Plan” means a plan that grants rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

      “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

      “Fair Market Value” means the value of a security, as determined in good faith by the Board. If the security is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, then, except as otherwise provided in the Offering, the Fair Market Value of the security shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the relevant security of the Company) on the trading day prior to the relevant determination date, as reported in The Wall Street Journal or such other source as the Board deems reliable.

      “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

      “Offering” means the grant of Rights to purchase Shares under the Plan to Eligible Employees.

      “Offering Date” means a date selected by the Board for an Offering to commence.

      “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time, and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

      “Participant” means an Eligible Employee who holds an outstanding Right granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Right granted under the Plan.

      “Plan” means this F5 Networks, Inc. 1999 Employee Stock Purchase Plan.

      “Purchase Date” means one or more dates established by the Board during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.

      “Right” means an option to purchase Shares granted pursuant to the Plan.

      “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

      “Securities Act” means the United States Securities Act of 1933, as amended.

      “Share” means a share of the common stock of the Company.

Administration.

      The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subparagraph 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

      The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

      To determine when and how Rights to purchase Shares shall be granted and the provisions of each Offering of such Rights (which need not be identical).

      To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

      To construe and interpret the Plan and Rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

      To amend the Plan as provided in paragraph 14.

      Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

      The Board may delegate administration of the Plan to a Committee of the Board composed of two (2) or more members, all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

Shares Subject to the Plan.

      Subject to the provisions of paragraph 13 relating to adjustments upon changes in securities, the Shares that may be sold pursuant to Rights granted under the Plan shall not exceed in the aggregate one million (1,000,000) Shares. If any Right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Right shall again become available for the Plan.

      The Shares subject to the Plan may be unissued Shares or Shares that have been bought on the open market at prevailing market prices or otherwise.

Grant of Rights; Offering.

      The Board may from time to time grant or provide for the grant of Rights to purchase Shares of the Company under the Plan to Eligible Employees in an Offering on an Offering Date or Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all Employees granted Rights to purchase Shares under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 6 through 9, inclusive.

      If a Participant has more than one Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant will be deemed to apply to all of his or her Rights under the Plan, and (ii) an earlier-granted Right (or a Right with a lower exercise price, if two Rights have identical grant dates) will be exercised to the fullest possible extent before a later-granted Right (or a Right with a higher exercise price if two Rights have identical grant dates) will be exercised.

Eligibility.

      Rights may be granted only to Employees of the Company or, as the Board may designated as provided in subparagraph 3(b), to Employees of an Affiliate. Except as provided in subparagraph 6(b), an Employee shall not be eligible to be granted Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Affiliate, as the case may be, for such continuous period preceding such grant as the Board may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years.

      The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Right under that Offering, which Right shall thereafter be deemed to be a part of that Offering. Such Right shall have the same characteristics as any Rights originally granted under that Offering, as described herein, except that:

the date on which such Right is granted shall be the “Offering Date” of such Right for all purposes, including determination of the exercise price of such Right;

the period of the Offering with respect to such Right shall begin on its Offering Date and end coincident with the end of such Offering; and

the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Right under that Offering.

      No Employee shall be eligible for the grant of any Rights under the Plan if, immediately after any such Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding rights and options shall be treated as stock owned by such Employee.

      An Eligible Employee may be granted Rights under the Plan only if such Rights, together with any other Rights granted under all Employee Stock Purchase Plans of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such Eligible Employee’s rights to purchase Shares of the Company or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of the fair market value of such Shares (determined at the time such Rights are granted) for each calendar year in which such Rights are outstanding at any time.

      The Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

Rights; Purchase Price.

      On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted the Right to purchase up to the number of Shares purchasable either:

with a percentage designated by the Board not exceeding fifteen percent (15%) of such Employee’s Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering; or

with a maximum dollar amount designated by the Board that, as the Board determines for a particular Offering, (1) shall be withheld, in whole or in part, from such Employee’s Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering and/or (2) shall be contributed, in whole or in part, by such Employee during such period.

      The Board shall establish one or more Purchase Dates during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.

      In connection with each Offering made under the Plan, the Board may specify a maximum amount of Shares that may be purchased by any Participant as well as a maximum aggregate amount of Shares that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate amount of Shares which may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of Shares upon exercise of Rights granted under the Offering would exceed any such maximum aggregate amount, the Board shall make a pro rata allocation of the Shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

      The purchase price of Shares acquired pursuant to Rights granted under the Plan shall be not less than the lesser of:

an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Offering Date; or

an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Purchase Date.

Participation; Withdrawal; Termination.

      An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board of such Employee’s Earnings during the Offering (as defined in each Offering). The payroll deductions made for each Participant shall be credited to a bookkeeping account for such Participant under the Plan and either may be deposited with the general funds of the Company or may be deposited in a separate account in the name of, and for the benefit of, such Participant with a financial institution designated by the Company. To the extent provided in the Offering, a Participant may reduce (including to zero) or increase such payroll deductions. To the extent provided in the Offering, a Participant may begin such payroll deductions after the beginning of the Offering. A Participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the Participant has not already had the maximum permitted amount withheld during the Offering.

      At any time during an Offering, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the Participant) under the Offering, without interest unless otherwise specified in the Offering, and such Participant’s interest in that Offering shall be automatically terminated. A Participant’s withdrawal from an Offering will have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan but such Participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

      Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating Employee’s employment with the Company or a designated Affiliate for any reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated Employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the terminated Employee) under the Offering, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with the Company’s general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.

      Rights granted under the Plan shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 15 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such Rights are granted.

Exercise.

      On each Purchase Date specified therefor in the relevant Offering, each Participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of Shares up to the maximum amount of Shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional Shares shall be issued upon the exercise of Rights granted under the Plan unless specifically provided for in the Offering.

      Unless otherwise specifically provided in the Offering, the amount, if any, of accumulated payroll deductions remaining in any Participant’s account after the purchase of Shares that is equal to the amount required to purchase one or more whole Shares on the final Purchase Date of the Offering shall be distributed in full to the Participant at the end of the Offering, without interest. If the accumulated payroll deductions have been deposited with the Company’s general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.

      No Rights granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan (including Rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no Rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no Rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with the Company’s general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.

Covenants of the Company.

      During the terms of the Rights granted under the Plan, the Company shall ensure that the amount of Shares required to satisfy such Rights are available.

      The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares upon exercise of the Rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Rights unless and until such authority is obtained.

Use of Proceeds from Shares.

      Proceeds from the sale of Shares pursuant to Rights granted under the Plan shall constitute general funds of the Company.

Rights as a Shareholder.

      A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, Shares subject to Rights granted under the Plan unless and until the Participant’s Shares acquired upon exercise of Rights under the Plan are recorded in the books of the Company.

Adjustments upon Changes in Securities.

      If any change is made in the Shares subject to the Plan, or subject to any Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of Shares subject to the Plan pursuant to subparagraph 4(a), and the outstanding Rights will be appropriately adjusted in the class(es), number of Shares and purchase limits of such outstanding Rights. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction that does not involve the receipt of consideration by the Company.)

      In the event of: (i) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; or (iii) a reverse merger in which the Company is the surviving corporation but the Shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then: (1) any surviving or acquiring corporation shall assume Rights outstanding under the Plan or shall substitute similar rights (including a right to acquire the same consideration paid to Shareholders in the transaction described in this subparagraph 13(b)) for those outstanding under the Plan, or (2) in the event any surviving or acquiring corporation refuses to assume such Rights or to substitute similar rights for those outstanding under the Plan, then, as determined by the Board in its sole discretion such Rights may continue in full force and effect or the Participants’ accumulated payroll deductions (exclusive of any accumulated interest which cannot be applied toward the purchase of Shares under the terms of the Offering) may be used to purchase Shares immediately prior to the transaction described above under the ongoing Offering and the Participants’ Rights under the ongoing Offering thereafter terminated.

Amendment of the Plan.

      The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 13 relating to adjustments upon changes in securities and except as to minor amendments to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Company or any Affiliate, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code, Rule 16b-3 under the Exchange Act and any Nasdaq or other securities exchange listing requirements. Currently under the Code, shareholder approval within twelve (12) months before or after the adoption of the amendment is required where the amendment will:

Increase the amount of Shares reserved for Rights under the Plan;

Modify the provisions as to eligibility for participation in the Plan to the extent such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3; or

Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

      It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Rights granted under it into compliance therewith.

      Rights and obligations under any Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.

Designation of Beneficiary.

      A Participant may file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death during an Offering.

      The Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

Termination or Suspension of the Plan.

      The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the Shares subject to the Plan’s reserve, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

      Rights and obligations under any Rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.

Effective Date of Plan.

      The Plan shall become effective as determined by the Board, but no Rights granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, which date may be prior to the effective date set by the Board.

VOTE BY INTERNET — www.proxyvote.com

      Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 28, 2004. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — 1-800-690-6903

      Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 28, 2004. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

      Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return to F5 Networks, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

F5 NETWORKS, INC.
ANNUAL MEETING OF SHAREHOLDERS
April 29, 2004

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Joann M. Reiter, with full power of substitution, proxy to vote at the Annual Meeting of Shareholders of F5 Networks, Inc. (the “Company”), to be held on April 29, 2004 at 10:00 a.m., local time, at F5 Networks, Inc. Headquarters, 401 Elliott Avenue West, Seattle, WA 98119, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company, held or owned by the undersigned, as directed on the reverse side of this proxy card, and in her discretion upon such other matters as may come before the meeting.

(TO BE SIGNED ON REVERSE SIDE)

F5 NETWORKS, INC. 401 ELLIOTT AVENUE WEST SEATTLE, WA 98119	VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we’ve provided or return to F5 Networks, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	F5NET1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

F5 NETWORKS, INC.
Election of Two Class II Directors Nominees: Class II 1. 01) John McAdam 02) Alan J. Higginson	For All [ ]	Withhold All [ ]	For All Except [ ]	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Election of One Class III Director	For	Withhold	Abstain

Nominee: Class III
2. 01) Rich Malone	[ ]	[ ]	[ ]

Vote On Proposals	For	Against	Abstain

3. Approval of Amendment to 1998 Equity
Incentive Plan	[ ]	[ ]	[ ]
4. Approval of Amendment to 1999 Employee Stock Purchase Plan	[ ]	[ ]	[ ]

This proxy is revocable and when properly executed, will be voted in the manner directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

NOTE: Please sign exactly as name(s) appears hereon. When signing in a representative capacity, please give title.